                                                                     Exhibit 4.2


          AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND CONSENT
          ------------------------------------------------------------

           This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT AND CONSENT, dated as of March 28, 2000 (this "Agreement"), is by and among AmericasDoctor.com, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the undersigned, for themselves and on behalf of each of the holders of Registrable Stock (as defined in the Registration Rights Agreement (as hereinafter defined)).

           WHEREAS, the Company and certain stockholders of the Company have previously entered into a Registration Rights Agreement, dated as of January 6, 2000 (the "Registration Rights Agreement") pursuant to which the Company granted to such stockholders certain rights to registration of equity securities held by such stockholders; and

           WHEREAS, the Company contemplates entering into an equity financing with certain of the undersigned;

           WHEREAS, it is a condition to the consummation of such equity financing that the Company and the undersigned enter into this Agreement, which will amend the Registration Rights Agreement as hereinafter provided; and

           WHEREAS, Section 13(c) of the Registration Rights Agreement provides that such Registration Rights Agreement may be amended in a writing executed by the Company and the holders of at least 66 2/3% of the Registrable Stock (as defined therein) then outstanding; and

           WHEREAS, Section 12 of the Registration Rights Agreement provides that the Company may not, so long as at least 100,000 shares of Registrable Stock are outstanding (as adjusted for any stock dividend, stock split or combination of shares in connection with a recapitalization, merger, consolidation, reorganization or otherwise), enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder the right to require the Company to initiate any registration of any securities of the Company without the prior written consent of at least a majority of the Registrable Stock then outstanding; and

           WHEREAS, the undersigned collectively hold more than a majority and at least 66 2/3% of the Registrable Stock presently outstanding; and

           WHEREAS, the parties hereto desire to enter into this Agreement on the terms hereinafter set forth;

           NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

           Section 1. Definitions. Terms used but not defined in the Agreement
                      -----------
are used as defined in the Registration Rights Agreement.


           Section 2. Amendments. The Registration Rights Agreement is hereby
                      ----------
amended as follows:

                (a) Section 1 of the Registration Rights Agreement is hereby amended by deleting the following definitions therefrom: AmDoc Investors, Merger Agreement, Note Holders, Note Warrants, Series A Investors, Series D Investors and Warrants.

                (b) The definition of "Preferred Stock" and "Registrable Stock" in Section 1 of the Registration Rights Agreement are hereby amended and restated in their entirety to read as follows:

                "Preferred Stock" means, collectively, the Series A-1 Preferred
                 ---------------
           Stock, par value $.001 per share, of the Company, the Series A-2 Preferred Stock, par value $.001 per share, of the Company, the Series A-3 Preferred Stock, par value $.001 per share, of the Company, the Series A-4 Preferred Stock, par value $.001 per share, of the Company, the Series A-5 Preferred Stock, par value $.001 per share, of the Company, the Series A-6 Preferred Stock, par value $.001 per share, of the Company, the Series A-7 Preferred Stock, par value $.001 per share, of the Company and any other shares of the Preferred Stock, par value $.001 per share, of the Company (whether now or hereafter authorized and issued).

                "Registrable Stock" means (i) the shares of Preferred Stock or
                 -----------------
           Class A Common Stock held by the Investors immediately following the date hereof or any series of Preferred Stock purchased or acquired (by exchange, conversion or otherwise) by the Investors after the date hereof, and (ii) shares of Class A Common Stock issued or issuable pursuant to the conversion of shares of Preferred Stock, except that Registrable Stock shall cease to be Registrable Stock on the earliest to occur of: (A) the date that such Registrable Stock has been disposed of pursuant to an effective registration statement under the Securities Act, (B) the date that such Registrable Stock may be distributed to the public pursuant to Rule 144(k) or any similar provision then in force under the Securities Act, (C) the date that such Registrable Stock has been transferred or disposed of, new certificates therefor not bearing a legend restricting further transfer have been delivered by the Company, and at such time, subsequent transfer or disposition of such securities does not require registration or qualification of such securities under the Securities Act or any similar state law then in force, (D) the date that such Registrable Stock has ceased to be outstanding, or (E) the date that is five (5) years after the closing of an initial public offering of the Company's capital stock pursuant to a registration statement effective under the Securities Act.

                (c) Section 13(i) of the Registration Rights Agreement is hereby deleted.

                (d) Annex A to the Registration Rights Agreement is hereby amended and restated in its entirety to read as Annex A attached to this Agreement.

          Section 3. Joinder of Parties. The parties hereto agree that each of
                     ------------------
LHC Corporation, Charter Growth Capital, L.P., Charter Growth Capital Co-Investment Fund, L.P., CGC Investors, L.P., The CIT Group/Equity Investments, Inc., Delphi Ventures IV, L.P. and Delphi BioInvestments IV, L.P. shall be a party to the Registration Rights Agreement, as amended by this Agreement, and shall be considered an "Investor" and a holder of "Registrable Stock" thereunder, and that each such party shall be entitled to the rights and benefits and subject to the duties and obligations of an Investor and a holder of Registrable Stock thereunder, as fully as if such parties had been original signatories thereto in such capacities.

          Section 4. Consent. For all purposes of the Registration Rights
                     -------
Agreement, including, without limitation, Sections 12 and 13(c) thereof, the undersigned hereby consent, on behalf of themselves and the other holders of Registrable Stock, to the amendments and joinder of parties set forth in this Agreement.

          Section 5. Counterparts. This Agreement may be executed in multiple
                     ------------
counterparts, each of which shall be an original and all of which when taken together shall constitute one and the same agreement.

          Section 6. Descriptive Headings. The descriptive headings in this
                     --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          Section 7. Continuing Effect. This Agreement shall not constitute an
                     -----------------
amendment or waiver of any other provision of the Registration Rights Agreement except as expressly set forth above, and the Registration Rights Agreement shall otherwise remain in full force and effect in accordance with its terms.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             AMERICASDOCTOR.COM, INC.


                             By:      /s/ David R. Adamoli
                                ------------------------------------------------
                             Name:    David R. Adamoli
                                  ----------------------------------------------
                             Title:   President
                                     -------------------------------------------

                             LHC CORPORATION


                             By:      /s/ Brian J. Geiger
                                ------------------------------------------------
                             Name:    Brian J. Geiger
                                  ----------------------------------------------
                             Title:   President
                                   ---------------------------------------------

                             CHARTER GROWTH CAPITAL, L.P.
                             By:  CGC Partners, L.P., its general partner


                             By:      /s/ Barr Dolan
                                ------------------------------------------------
                             Name: Barr Dolan
                             Title: General Partner

                             CHARTER GROWTH CAPITAL CO-INVESTMENT FUND, L.P.
                             By:  CGC Partners, L.P., its general partner


                             By:      /s/ Barr Dolan
                                ------------------------------------------------
                             Name: Barr Dolan
                             Title: General Partner

                             CGC INVESTORS, L.P.
                             By:  CGC Partners, L.P., its general partner


                             By:      /s/ Barr Dolan
                                ------------------------------------------------
                             Name: Barr Dolan
                             Title: General Partner

                             THE CIT GROUP/EQUITY INVESTMENTS, INC.


                             By:      /s/ Mark VanderVeen
                                 -----------------------------------------------
                             Name: Mark VanderVeen
                             Title: Vice President

                             GALEN PARTNERS III, L.P.
                             By:  Claudius L.L.C.


                             By:      /s/ Zubeen Shroff
                                 -----------------------------------------------
                             Name:    Zubeen Shroff
                                   ---------------------------------------------
                             Title: Senior Managing Member

                             GALEN PARTNERS INTERNATIONAL III, L.P.
                             By:  Claudius L.L.C.


                             By:      /s/ Zubeen Shroff
                                ------------------------------------------------
                             Name:    Zubeen Shroff
                                  ----------------------------------------------
                             Title: Senior Managing Member

                             GALEN EMPLOYEE FUND III, L.P.
                             By: Wesson Enterprises, Inc.


                             By:      /s/ Bruce F. Wesson
                                ------------------------------------------------
                             Name:    Bruce F. Wesson
                                  ----------------------------------------------
                             Title:  President

                             DELPHI VENTURES III, L.P.
                             By:  Delphi Management Partners III, L.L.C.
                                 General Partner


                             By:      /s/ Donald J. Lothrop
                                ------------------------------------------------
                             Name:    Donald J. Lothrop
                                  ----------------------------------------------
                             Title: Managing Member

                             DELPHI BIOINVESTMENTS III, L.P.
                             By:  Delphi Management Partners III, L.L.C.
                                  General Partner


                             By:      /s/ Donald J. Lothrop
                                ------------------------------------------------
                             Name:    Donald J. Lothrop
                                  ----------------------------------------------
                             Title: Managing Member

                             DELPHI VENTURES IV, L.P.
                             By: Delphi Management Partners IV, L.L.C. General Partner

                             By:      /s/ Donald J. Lothrop
                                ------------------------------------------------
                             Name:    Donald J. Lothrop
                                  ----------------------------------------------
                             Title: Managing Member

                             DELPHI BIOINVESTMENTS IV, L.P.
                             By: Delphi Management Partners IV, L.L.C. General Partner

                             By:      /s/ Donald J. Lothrop
                                 -----------------------------------------------
                             Name:    Donald J. Lothrop
                                   ---------------------------------------------
                             Title: Managing Member

                             PREMIER RESEARCH WORLDWIDE, LTD.


                             By:      /s/ John R. Bauer
                                ------------------------------------------------
                             Name:    John R. Bauer
                                  ----------------------------------------------
                             Title:   Chief Financial Officer
                                   ---------------------------------------------

                             TULLIS-DICKERSON CAPITAL FOCUS II, L.P.
                             By: Tullis Dickerson Partners II, L.L.C., its general partner

                             By:      /s/ Thomas P. Dickerson
                                ------------------------------------------------
                             Name:    Thomas P. Dickerson
                                  ----------------------------------------------
                             Title:   President
                                    --------------------------------------------

                             TD ORIGEN CAPITAL FUND, L.P.
                             By: TD II Regional Partners, Inc., its general partner


                             By:      /s/ Thomas P. Dickerson
                                ------------------------------------------------
                             Name:    Thomas P. Dickerson
                                  ----------------------------------------------
                             Title:   President
                                   ---------------------------------------------

                             TD JAVELIN CAPITAL FUND, L.P.
                             By:  JVP, L.P., its general partner


                             By:      /s/ Thomas P. Dickerson
                                ------------------------------------------------
                             Name:    Thomas P. Dickerson
                                  ----------------------------------------------
                             Title:   President
                                   ---------------------------------------------

                                                                         ANNEX A

LHC Corporation, Inc.
501 Silverside Road
Silverside Carr Executive Center
Suite 14
Wilmington, DE 19089-1375

Charter Growth Capital, L.P.
525 University Avenue, Suite 1500
Palo Alto, CA 94301

Charter Growth Capital Co-Investment Fund, L.P.
525 University Avenue, Suite 1500
Palo Alto, CA 94301

CGC Investors, L.P.
525 University Avenue, Suite 1500
Palo Alto, CA 94301

The CIT Group/Equity Investments, Inc.
650 CIT Drive
Livingston, NJ 07039
Attention:  Scott M. Schneiderman
Fax:  (973) 740-5555

With a copy to:

Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY 10022
Attention:  Eleazer N. Klein
Fax:  (212) 593-5955

Galen Partners III, L.P.
610 Fifth Avenue; 5/th/ Floor
Rockefeller Center
New York, New York 10020

Galen Partners International III, L.P.
610 Fifth Avenue; 5/th/ Floor
Rockefeller Center
New York, New York 10020

Galen Employee Fund III, L.P.
610 Fifth Avenue; 5/th/ Floor
Rockefeller Center

New York, New York 10020

Delphi Ventures III, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California 94025

Delphi BioInvestments III, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California 94025

Delphi Ventures IV, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California 94025

Delphi BioInvestments IV, L.P.
3000 Sand Hill Road
Building 1, Suite 135
Menlo Park, California 94025

Hambrecht & Quist California
One Bush Street
San Francisco, CA 94104

H&Q Affiliated Research Investors, L.P.
One Bush Street
San Francisco, CA 94104

Hambrecht & Quist Employee Venture Fund, L.P. II
One Bush Street
San Francisco, CA 94104

Medical Advisory Systems, Inc.
8050 Southern Maryland Boulevard
Owings, Maryland  20736

Premier Research Worldwide, Ltd.
124 South 15/th/  Street
Philadelphia, PA 19102

Tullis-Dickerson Capital Focus II, L.P.
One Greenwich Plaza
Greenwich, CT 06830
Fax:  (203) 629-9293

With a copy to:

Law Offices of Gloria Skigen
One Greenwich Plaza
Third Floor
Greenwich, CT 06830
Fax:  (203) 861-2498

TD Origen Capital Fund, L.P.
150 Washington Avenue
Suite 201
Santa Fe, NM 87501
Fax:  (505) 982-7008
Attn:  J. Michael Schafer

With a copy to:

Law Offices of Gloria Skigen
One Greenwich Plaza
Third Floor
Greenwich, CT 06830
Fax:  (203) 861-2498

TD Javelin Capital Fund, L.P.
2850 Cahaba Road, Suite 240
Birmingham, AL 35223
Fax:  (205) 870-4822
Attn:  Lyle A. Hohnke

With a copy to:

Law Offices of Gloria Skigen
One Greenwich Plaza
Third Floor
Greenwich, CT 06830
Fax:  (203) 861-2498

GE Capital Equity Investments, Inc.
120 Long Ride Road
Stamford, CT 06297
Attn:  General Counsel